Exhibit 4.14

CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND IS THE TYPE OF INFORMATION THAT VIVOPOWER PLC CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE AND CONFIDENTIAL. OMISSIONS ARE DESIGNATED WITH [***]

REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT, dated as of [***] (this “Agreement”), between VivoPower International PLC, an English company (the “Company”), and each of the investors signatory hereto (each an “Investor” and collectively, the “Investors”).

On [***], the Company and the Investors entered into the Securities Purchase Agreement (the “Securities Purchase Agreement”) providing for, among other things, the issuance to the Investors of certain securities of the Company.

On the date hereof, pursuant to the Securities Purchase Agreement, the Investors acquired from the Company the Ordinary Shares (as defined in the Securities Purchase Agreement).

On the date hereof, pursuant to the Securities Purchase Agreement, the Investors acquired from the Company a Warrant to acquire Warrant Shares (each as defined in the Securities Purchase Agreement).

The Company and the Investors desire to establish in this Agreement certain terms and conditions concerning the Investors’ relationship with and investments in the Company, including the registration rights for Registrable Securities set forth in this Agreement.

Capitalized terms used in this Agreement are defined in Section 3.14.

NOW, THEREFORE, in consideration of the premises, and of the representations, warranties, covenants and agreements set forth herein, the parties agree as follows:

ARTICLE I

REGISTRATION RIGHTS

1.1 Shelf Registrations.

(a) Shelf Registration. No later than the date that is ten (10) days prior to the Restricted Period Termination Date, in the case of a Shelf Registration Statement that is an Automatic Shelf Registration Statement, or thirty (30) Business Days of the date of Closing (as defined in the Securities Purchase Agreement), in the case of a Shelf Registration Statement other than an Automatic Shelf Registration Statement, the Company shall prepare and file with the SEC a Shelf Registration Statement covering all Registrable Securities held by the Investors. Such Shelf Registration Statement shall be an Automatic Shelf Registration Statement if the Company is permitted to file such a registration statement under the Securities Act. The Shelf Registration shall provide for the resale of such Registrable Securities from time to time by and pursuant to any method or combination of methods legally available to the Investors (including, without limitation, an underwritten offering, a direct sale to purchasers, a sale to or through brokers, dealers or agents, a sale over the internet, block trades, derivative transactions with third parties, sales in connection with short sales and other hedging transactions). The Investor shall comply with the applicable provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such Shelf Registration Statement in accordance with the methods of disposition of which the Investors have notified the Company prior to the filing by the Company of the applicable Shelf Registration Statement.

(b) Effectiveness. The Company shall use its commercially reasonable efforts to (i) cause the Shelf Registration Statement filed pursuant to Section 1.1(a) to be declared effective by the SEC or otherwise become effective under the Securities Act as promptly as practicable after the filing thereof but in any event on or prior to the Restricted Period Termination Date and (ii) keep such Shelf Registration Statement continuously effective and in compliance with the Securities Act and useable for the resale of Registrable Securities covered by such Shelf Registration Statement, including by filing successive replacement or renewal Shelf Registration Statements upon the expiration of such Shelf Registration Statement, until the date which is the earlier of (i) the date all Registrable Securities have been resold by each Investor and (ii) the date all Registrable Securities become eligible for resale by such Investor under Rule 144 without volume or manner-of-sale restrictions pursuant to Rule 144 and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144.

(c) Additional Selling Shareholders. At any time and from time to time when a Shelf Registration Statement is effective, if an Investor requests that such Investor be added as a selling shareholder in such Shelf Registration Statement, the Company shall as promptly as practicable amend or supplement the Shelf Registration Statement to cover such additional selling shareholder.

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(d) Right to Effect Shelf Take-Down. Each Investor shall be entitled, at any time and from time to time when a Shelf Registration Statement is effective, subject to the Securities Purchase Agreement, to sell any or all of the Registrable Securities covered by such Shelf Registration Statement (a “Shelf Take-Down”).

1.2 Demand Registrations.

(a) Right to Demand Registrations. At any time following the Restricted Period Termination Date, if a Shelf Registration Statement is not available for a Shelf Take-Down, any Investor or group of Investors may, by providing written notice to the Company, request to sell all or a portion of the Registrable Securities pursuant to a Registration Statement separate from a Shelf Registration Statement (a “Demand Registration”). Each request for a Demand Registration (a “Demand Registration Request”) shall specify the number of Registrable Securities intended to be offered and sold by the Investor(s) pursuant to the Demand Registration and the intended method of distribution thereof, including whether it is intended to be an underwritten offering. As promptly as practicable and no later than ten (10) Business Days after receipt of a Demand Registration Request, the Company shall register all Registrable Securities that have been requested to be registered in the Demand Registration Request. The Company shall use its commercially reasonable efforts to cause the Registration Statement filed pursuant to this Section 1.2(a) to be declared effective by the SEC or otherwise become effective under the Securities Act as promptly as reasonably practicable after the filing thereof. A Demand Registration shall be effected by way of a Registration Statement on Form F-3 or any similar short-form registration statement to the extent the Company is permitted to use such form at such time and may be effected through an existing registration statement that is already effective under the Securities Act or through a post-effective amendment or supplement to any such Registration Statement or other registration statement.

(b) Number of Demand Registrations. The Investors shall be collectively entitled to request up to a total of two (2) Demand Registrations; provided, however, that a registration shall not count as a Demand Registration for this purpose unless and until the Investors are able to register and sell at least 50% of the Registrable Securities requested to be included in such registration; provided, further, however, that the Company shall not be required to comply with a Demand Registration unless the aggregate gross proceeds from such offering are reasonably expected to be at least five million dollars ($5,000,000).

(c) Withdrawal. An Investor may, by written notice to the Company, withdraw its Registrable Securities from a Demand Registration at any time prior to the effectiveness of the applicable Registration Statement. Upon receipt of such notice from an Investor, the Company may cease all efforts to seek effectiveness of the applicable Registration Statement if the registration does not comply with the final proviso of Section 1.2(b). Upon receipt of notices from all applicable Investors to such effect, the Company shall cease all efforts to seek effectiveness of the applicable Registration Statement, unless the Company intends to effect a primary offering of securities pursuant to such Registration Statement. Any withdrawn Registration Statement shall not count against the limitation on the number of the Investors’ Demand Registrations set forth in Section 1.2(b).

(d) Selection of Underwriters. If a Demand Registration is an underwritten offering, the Investor(s) requesting such underwritten offering shall have the right to select the investment banking firm(s) and manager(s) to administer such underwritten offering, subject to the approval of the Company (which approval shall not be unreasonably withheld, conditioned or delayed). For such underwritten offering (except any block trades), the Company will have the right to select one co-bookrunning manager.

1.3 Inclusion of Other Securities; Priority. The Company shall not include in any Demand Registration or Shelf Take-Down any securities that are not Registrable Securities without the prior written consent of the Investors participating in such Demand Registration or Shelf Take-Down (such consent not to be unreasonably withheld, conditioned or delayed). If a Demand Registration or Shelf Take-Down involves an underwritten offering and the managing underwriters of such offering advise the Company and the Investors in writing that, in their opinion, the number of Equity Securities proposed to be included in such Demand Registration, including all Registrable Securities and all other Equity Securities proposed to be included in such offering, exceeds the number of Equity Securities that can reasonably be expected to be sold in such offering without adversely affecting the success of the offering (including the price, timing or distribution of the securities to be sold in such offering), the Company shall include in such Demand Registration: (i) first, the Registrable Securities proposed to be sold by Investors (and, if applicable, Other Stockholders) in such offering; and (ii) second, any Equity Securities proposed to be included therein by any other Persons (including Equity Securities to be sold for the account of the Company and/or any other holders of Equity Securities), allocated, in the case of this clause (ii), among such Persons in such manner as the Company may determine. If more than one Investor (and, if applicable, Other Stockholder) is participating in such Demand Registration and the managing underwriters of such offering determine that a limited number of Registrable Securities may be included in such offering without reasonably being expected to adversely affect the success of the offering (including the price, timing or distribution of the securities to be sold in such offering), then the Registrable Securities that are included in such offering shall be allocated pro rata among the participating Investors (and, if applicable, Other Stockholders) on the basis of the number of Registrable Securities initially requested to be sold by each such Investor (and, if applicable, Other Stockholders) in such offering or as otherwise mutually agreed by such Investors.

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1.4 Restrictions on Registration.

(a) Right to Defer or Suspend Registration. In the event that the Company determines in good faith (after consultation with external legal counsel) that any one or more of the following circumstances exist, the Company may (x) defer, suspend or delay any Demand Registration or (y) require the Investors to suspend any offerings of Registrable Securities pursuant to a Registration:

(i) if the Company believes that an offering would (A) reasonably be expected to materially impede, delay or interfere with, or require premature disclosure of, any material financing, offering, acquisition, merger, corporate reorganization, segment reclassification or discontinuance of operations that is required to be reflected in pro forma or restated financial statements financial statements of the Company or any negotiations, discussions or pending proposals with respect thereto, involving the Company and its subsidiaries, taken as a whole, or (B) require the Company, under applicable securities laws and other laws, to make disclosures of material non-public information that would not otherwise be required to be disclosed at that time, and the Company believes in good faith that such disclosures at that time would have a material and adverse effect on the Company; provided, that the exception in clause (B) above shall continue to apply only during the time that such material non-public information has not been disclosed and remains material; provided, further, that upon disclosure of such material non-public information the Company shall (x) notify the Investors whose Registrable Securities are included in the Registration Statement; (y) terminate any deferment or suspension it has put into effect; and (z) take such reasonable actions necessary to permit registered sales of Registrable Securities as required or contemplated by this Agreement, including, if necessary, preparation and filing of a post-effective amendment or prospectus supplement so that the Registration Statement and any prospectus forming a part thereof will not include an untrue statement of material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; and

(ii) if any such offering would violate applicable Law.

(b) Limitation on Deferrals and Suspensions. The Company shall not be permitted to defer registration or require the Investors to suspend an offering pursuant to Section 1.4(a)(i) if the duration of any such deferral or suspension would individually exceed sixty (60) consecutive days or if the duration of all such deferrals or suspensions would in the aggregate exceed one hundred twenty (120) days in any twelve (12) month period.

(c) Withdrawal. If the Company delays or suspends a Demand Registration, the Investor that initiated such Demand Registration shall be entitled to withdraw its Demand Registration Request and, if it does so, such Demand Registration Request shall not count against the limitation on the number of the Investors’ Demand Registrations set forth in Section 1.2(b).

1.5 Piggyback Registrations.

(a) Right to Piggyback. Whenever the Company proposes to register any Equity Securities under the Securities Act (other than a registration (i) pursuant to a Registration Statement on Form S-8 (or other registration solely relating to an offering or sale to employees or directors of the Company pursuant to any employee share plan or other employee benefit arrangement), (ii) pursuant to a Registration Statement on Form F-4 (or similar form that relates to a transaction subject to Rule 145 under the Securities Act or any successor rule thereto), (iii) in connection with any dividend or distribution reinvestment or similar plan or (iv) pursuant to a registration in which the Company is offering to exchange its own securities for other securities), whether for its own account or for the account of one or more shareholders of the Company (other than the Investors) (a “Piggyback Registration”), the Company shall give prompt written notice to each Investor (which notice shall be held in confidence by the Investor until the offering is publicly disclosed) of its intention to effect such a registration (but in no event less than ten (10) Business Days prior to the proposed date of filing of the applicable Registration Statement (or, in the event of a natural catastrophe or other exigent circumstances requiring a capital raise, such fewer number of Business Days as the Company shall determine in its reasonable discretion)) and, subject to Sections 1.5(b) and 1.5(c) and the Securities Purchase Agreement, shall include in such Registration Statement and in any offering of Equity Securities to be made pursuant to such Registration Statement that number of Registrable Securities requested to be sold in such offering by such Investor for the account of such Investor, provided that the Company has received a written request for inclusion therein from such Investor no later than five (5) Business Days after the date on which the Company has given notice of the Piggyback Registration to Investors. The Company may terminate, delay or withdraw a Piggyback Registration prior to the effectiveness of such registration at any time in its sole discretion and, thereupon, (x) in the case of a determination to terminate or withdraw any registration, the Company shall be relieved of its obligation to register any Registrable Securities under this Section 1.5 in connection with such registration and (y) in the case of a determination to delay registration, the Company shall be permitted to delay registering any Registrable Securities under this Section 1.5 for the same period as the delay in registering the other Equity Securities covered by such registration. If a Piggyback Registration is effected pursuant to a Registration Statement on Form F-3 or the then-appropriate form for an offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act or any successor rule thereto (a “Piggyback Shelf Registration Statement”), the Investors shall be notified by the Company of and shall have the right, but not the obligation, to participate in any offering pursuant to such Piggyback Shelf Registration Statement (a “Piggyback Shelf Take-Down”), subject to the same limitations that are applicable to any other Piggyback Registration as set forth above. Any such Piggyback Registration or Piggyback Shelf Take-down shall not count as a Demand Registration.

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(b) Priority on Primary Registrations. If a Piggyback Registration or Piggyback Shelf Take-Down is initiated as a primary underwritten offering on behalf of the Company and the managing underwriters of the offering advise the Company in writing that, in their opinion, the number of Equity Securities proposed to be included in such offering, including all Registrable Securities and all other Equity Securities proposed to be included in such offering, exceeds the number of Equity Securities that can reasonably be expected to be sold in such offering without adversely affecting the success of the offering (including the price, timing or distribution of the securities to be sold in such offering), the Company shall include in such Piggyback Registration or Piggyback Shelf Take-Down: (i) first, the Equity Securities that the Company proposes to sell in such offering; and (ii) second, the Registrable Securities requested to be included in such registration by any Investor (and, if applicable, Other Stockholder), allocated, in the case of this clause (ii), pro rata among such Investors (and, if applicable, Other Stockholders) on the basis of the number of Registrable Securities initially proposed to be included by each such Investor (and, if applicable, Other Stockholders) in such offering or as otherwise mutually agreed by such Investors.

(c) Priority on Secondary Registrations. If a Piggyback Registration or a Piggyback Shelf Take-Down is initiated as an underwritten offering other than on behalf of the Company, and the managing underwriters of the offering advise the Company in writing that, in their opinion, the number of Equity Securities proposed to be included in such offering, including all Registrable Securities and all other Equity Securities requested to be included in such offering, exceeds the number of Equity Securities which can reasonably be expected to be sold in such offering without adversely affecting the success of the offering (including the price, timing or distribution of the securities to be sold in such offering), the Company shall include in such Piggyback Registration or Piggyback Shelf Take-Down: (i) first, the Registrable Securities requested to be included in such registration by any Investor (and, if applicable, Other Stockholder), allocated, in the case of this clause (i), pro rata among such Investors (and, if applicable, Other Stockholders) on the basis of the number of Registrable Securities initially proposed to be included by each such Investor (and, if applicable, Other Stockholders) in such offering or as otherwise mutually agreed by such Investors; and (ii) second, any Equity Securities that the Company proposes to sell in such offering.

(d) Selection of Underwriters. In any Piggyback Registration or Piggyback Shelf Take-Down, including if initiated as a primary underwritten offering on behalf of the Company or another securityholder, the Company shall have the right to select the investment banking firm(s) to act as the underwriters (including managing underwriter(s)) in connection with such offering and, if the Investors include Registrable Securities in any such Piggyback Registration or Piggyback Shelf Take-down having a market value greater than $5,000,000, the Investors shall have the right to select one bookrunning manager.

1.6 Holdback Agreement.

(a) Each Investor agrees that in connection with any registered underwritten offering of Ordinary Shares in which such Investor, as the case may be, participates in such offering, and upon request from the managing underwriter(s) for such offering, such Investor shall not, without the prior written consent of such managing underwriter(s), during such period as is reasonably requested by the managing underwriter(s) (which period shall in no event be longer than sixty (60) days after the launch of such offering), Transfer any Registrable Securities and exercise any rights under this Agreement to sell Registrable Securities pursuant to a Demand Registration during such period, as well as during the period between the date it receives notice of an underwritten offering of Ordinary Shares and the start of such period. The foregoing provisions of this Section 1.6(a) shall not apply to offers or sales of Registrable Securities that are included in an offering pursuant to Section 1.1, 1.2 or 1.5 of this Agreement. Each Investor agrees to execute and deliver such customary agreements as may reasonably be requested by the managing underwriter(s) that are consistent with the foregoing provisions of this Section 1.6(a) and are necessary to give further effect thereto.

1.7 Registration Procedures.

(a) In connection with the registration obligations of the Company pursuant to and in accordance with this Agreement, the Company will use its commercially reasonable efforts to effect the registration and sale of Registrable Securities in accordance with the methods of disposition thereof, of which the Investors have notified the Company prior to the filing by the Company of the applicable Registration Statement, as promptly as reasonably practicable, and the Company shall:

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(i) prepare and file with the SEC a Registration Statement with respect to such Registrable Securities, cooperate with underwriters’ counsel in an underwritten offering in connection with all required filings with FINRA and thereafter use its commercially reasonable efforts to cause such Registration Statement to become effective upon filing but in any event as soon as reasonably practicable after the filing of such Registration Statement; provided, that before filing a Registration Statement or any amendments or supplements thereto (other than reports required to be filed by it under the Exchange Act that are incorporated or deemed to be incorporated by reference into the Registration Statement that do not relate to an offering of Registrable Securities pursuant to this Agreement), the Company will furnish to the Investors copies of all documents proposed to be filed. In the case of a Registration Statement pursuant to Section 1.1 or 1.2, if the Investors holding a majority of the Registrable Securities to be included in such registration inform the Company that they have any objections to the filing of such Registration Statement, amendment or supplement, the Company will not file such Registration Statement, amendment or supplement. In the case of a Registration Statement pursuant to Section 1.5, the Company will not file any Registration Statement or amendment or supplement to such Registration Statement to which the Investors will have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or of the rules or regulations thereunder, provided that the Company shall have the opportunity to make such Registration Statement or amendment or supplement thereto compliant in all material respects with such requirements and thereafter file such Registration Statement or amendment or supplement;

(ii) use commercially reasonable efforts to prepare and file with the SEC such amendments and supplements to any Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective until all of the Registrable Securities covered by such Registration Statement have been disposed of and comply with the applicable requirements of the Securities Act with respect to the disposition of the Registrable Securities covered by such Registration Statement;

(iii) furnish to the Investors and any managing underwriters, without charge, such number of conformed copies of such Registration Statement and of each post-effective amendment thereto, and deliver, without charge, such number of copies of each preliminary prospectus, final prospectus, all exhibits and other documents filed therewith and such other documents as the Investors may reasonably request including in order to facilitate the disposition of the Registrable Securities owned by any Investor;

(iv) use its commercially reasonable efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as the Investors reasonably request in writing; provided, that the Company shall not be required to qualify generally to do business, subject itself to taxation or consent to general service of process in any jurisdiction where it would not otherwise be required to do so but for its obligations pursuant to this Section 1.7(a)(iv);

(v) promptly as reasonably practicable notify the Investors, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the discovery of the happening of any event as a result of which, the prospectus contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and, as promptly as practicable, prepare and furnish to the Investors a reasonable number of copies of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made; provided, that any Investor receiving information pursuant to this Section 1.7(a)(v) shall hold any of the information communicated pursuant to this Section 1.7(a)(v) in confidence until is publicly disclosed;

(vi) promptly as reasonably practicable notify the Investors (A) when the prospectus or any prospectus supplement or post-effective amendment has been filed and, with respect to such Registration Statement or any post-effective amendment, when the same has become effective, (B) of any request by the SEC for amendments or supplements to such Registration Statement or to amend or to supplement such prospectus or for additional information, (C) of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or the initiation of any proceedings for such purpose and (D) of the receipt by the Company or its legal counsel of any notification with respect to the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or, to the knowledge of the Company, threatening of any proceeding for such purpose;

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(vii) use commercially reasonable efforts to cause all such Registrable Securities to be listed on each securities exchange, if any, on which similar securities issued by the Company are then listed;

(viii) otherwise comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement in a form that satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder, which requirement shall be deemed satisfied if the Company timely files complete and accurate information on Form 20-F under the Exchange Act and otherwise complies with Rule 158 under the Securities Act or any successor rule thereto;

(ix) in the event of the issuance of any stop order suspending the effectiveness of a Registration Statement, or of any order suspending or preventing the use of any related prospectus or ceasing trading of any securities included in such Registration Statement for sale in any jurisdiction, use commercially reasonable efforts promptly to obtain the withdrawal of such order at the earliest practicable time; and

(x) use commercially reasonable efforts to procure the cooperation of the Company’s transfer agent in settling any Transfer of Registrable Securities, including (A) with respect to the transfer of any physical share certificates representing Ordinary Shares into book-entry form in accordance with any procedures reasonably requested by the Investors or the underwriters, and (B) to the extent such Registrable Securities are subject to a restrictive legend, by removing such legend (or eliminating or terminating such comparable notations or arrangements on securities held in book-entry form) and, if required by the Company’s transfer agent, delivering an opinion of the Company’s counsel that the restriction referenced in such legend (or such notations or arrangements) is no longer required in order to ensure compliance with the Securities Act.

(b) The Company agrees not to file or make any amendment to any disclosure regarding any Investor in any Registration Statement with respect to any Registrable Securities, or any amendment of or supplement to the prospectus used in connection therewith, without the consent of such Investor, in its sole discretion, unless and to the extent such disclosure is required by applicable Law.

(c) The Company may require any Investor to furnish the Company with such information regarding such Investor and pertinent to the disclosure requirements relating to the registration and the distribution of such securities as may be required by the Securities Act. If within five (5) Business Days of the receipt of such a written request from the Company, an Investor fails to provide to the Company any information relating to such Investor, as applicable, that is required by applicable Law to be disclosed in the Registration Statement, the Company may exclude such Investor’s, as applicable, Registrable Securities from such Registration Statement.

(d) Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 1.7(a)(v), 1.7(a)(vi)(B), 1.7(a)(vi)(C) or 1.7(a)(vi)(D) hereof, to the extent that such event requires the discontinuance of the disposition of Registrable Securities covered by a Registration Statement or the related prospectus and such notice reasonably requests such discontinuance, that such Investor shall discontinue disposition of any Registrable Securities covered by such Registration Statement or the related prospectus until receipt of the copies of the supplemented or amended prospectus contemplated by Section 1.7(a)(iii) hereof, which supplement or amendment shall be prepared and furnished as soon as practicable, or until the Investors are advised in writing by the Company that the use of the applicable prospectus may be resumed, and has received copies of any amended or supplemented prospectus or any additional or supplemental filings which are incorporated, or deemed to be incorporated, by reference in such prospectus (such period during which disposition is discontinued being an “Interruption Period”) and, if requested by the Company, such Investor shall use its commercially reasonable efforts to destroy or return to the Company all copies then in its possession, other than permanent file copies then in such holder’s possession, of the prospectus covering such Registrable Securities at the time of receipt of such request. As soon as practicable (and in any event no later than two (2) Business Days) after the Company has determined that the use of the applicable prospectus may be resumed, the Company shall provide written notice to the Investors. In the event the Company invokes an Interruption Period hereunder, as soon as practicable (and in any event no later than two (2) Business Days) after the need for the Company to continue the Interruption Period ceases for any reason, the Company shall provide written notice to the Investors that such Interruption Period is no longer applicable. Notwithstanding anything in this paragraph to the contrary, no Interruption Period shall exceed sixty (60) days and, in any calendar year, no more than one hundred twenty (120) days in the aggregate may be part of an Interruption Period.

(e) Each Holder agrees to furnish to the Company a completed questionnaire in the form attached to this Agreement as Annex A (a “Selling Shareholder Questionnaire”) on a date that is not less than two (2) Business Days prior to the submission or filing of the Registration Statement.

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1.8 Registration Expenses.

(a) The Company shall pay directly or promptly reimburse all costs, fees and expenses (other than Selling Expenses) incident to the Company’s performance of or compliance with this Agreement, including, without limitation, (i) all SEC, FINRA and other registration and filing fees; (ii) all fees and expenses associated with filings to be made with, or the listing of any Registrable Securities on, any securities exchange or over-the-counter trading market on which the Registrable Securities are to be listed or quoted; (iii) all fees and expenses of complying with securities and “blue sky” laws; (iv) all transfer agent’s and registrar’s fees; (v) all fees and expenses of counsel to the Company; and (vi) all fees and expenses of the Company’s independent public accountants and any other Persons retained by the Company in connection with or incident to any registration of Registrable Securities pursuant to this Agreement (all such costs, fees and expenses, “Registration Expenses”). Each Investor shall pay the fees and expenses of any counsel engaged by such Investor and, for the avoidance of doubt, the Company shall not bear any Selling Expenses associated with a registered sale of its Registrable Securities pursuant to this Agreement.

(b) The obligation of the Company to bear and pay the Registration Expenses shall apply irrespective of whether a registration, once properly demanded or requested, becomes effective or is withdrawn or suspended; provided, that the Registration Expenses for any Registration Statement withdrawn solely at the request of one or more Investor(s) (unless withdrawn following commencement of a suspension pursuant to Section 1.4(c)) shall be borne by such Investor(s).

1.9 Indemnification.

(a) In connection with the registration of Registrable Securities pursuant to this Agreement, the Company agrees to indemnify and hold harmless, and hereby does indemnify and hold harmless, the Investors, their affiliates and their respective directors, officers, employees and partners and each Person who is a “controlling person” of the Investors (within the meaning of the Securities Act or the Exchange Act) against, and pay and reimburse the Investors, affiliate, director, officer, employee or partner or controlling person for any losses, claims, damages and liabilities (collectively, “Losses”), joint or several, to which the Investors or any such affiliate, director, officer, employee or partner or controlling person may become subject under the Securities Act, Exchange Act or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) any untrue or alleged untrue statement of material fact contained in any Registration Statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto, or any “issuer free writing prospectus” as such term is defined under Rule 433 under the Securities Act or any amendment thereof or supplement thereto or any document incorporated by reference therein, or (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will pay and reimburse the Investors and each such affiliate, director, officer, employee, partner and controlling person for any legal or any other expenses actually and reasonably incurred by them in connection with investigating, defending or settling any such loss, claim, liability, action or proceeding; provided, that the Company will not be liable in any such case to the extent that any such Losses arise out of or are based upon an untrue statement or alleged untrue statement, or omission or alleged omission, made in such Registration Statement, any such prospectus or preliminary prospectus or any amendment or supplement thereto, or any “issuer free writing prospectus” as such term is defined under Rule 433 under the Securities Act, or in any application, in reliance upon, and in conformity with, written information prepared and furnished to the Company by an Investor expressly for use therein and provided, further, that the Company shall not be liable to the extent that any Losses arise out of or are based upon the use of any prospectus after such time as the Company has advised an Investor in writing that a post-effective amendment or supplement thereto is required.

(b) In connection with any Registration Statement in which an Investor is participating, such Investor will indemnify and hold harmless the Company, its directors and officers, and each other Person who is a “controlling person” of the Company (within the meaning of the Securities Act or the Exchange Act) against any Losses to which the Company or any such director or officer or controlling person may become subject under the Securities Act or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) any untrue or alleged untrue statement of material fact contained in the Registration Statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or in any application or (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but, with respect to clauses (i) and (ii), only to the extent that such untrue statement or omission is made in such Registration Statement, any such prospectus or preliminary prospectus or any amendment or supplement thereto, the written information prepared and furnished to the Company by such Investor expressly for use therein, and such Investor will reimburse the Company and each such director, officer, underwriter and controlling Person for any legal or any other expenses actually and reasonably incurred by them in connection with investigating, defending or settling any such loss, claim, liability, action or proceeding; provided, that the obligation to indemnify and hold harmless shall be several and not joint for each Investor and will be limited to the net amount of proceeds received by each Investor, respectively, from the sale of Registrable Securities pursuant to such Registration Statement.

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(c) Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party (such consent not to be unreasonably withheld). If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel and one local counsel for all parties indemnified by such indemnifying party with respect to such claim, provided that the indemnifying party will be liable for one additional counsel if in the reasonable judgment of counsel for any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

(d) The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the registration and sale of any securities by any Person entitled to any indemnification hereunder and the expiration or termination of this Agreement.

(e) If the indemnification provided for in this Section 1.9 is legally unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party thereunder, will contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other hand in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and the indemnified party will be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding the foregoing, the amount any Investor will be obligated to contribute, severally and not jointly, pursuant to this Section 1.9(e) will be limited to an amount equal to the proceeds received by each Investor, respectively, in respect of the Registrable Securities sold pursuant to the Registration Statement which gives rise to such obligation to contribute (less the aggregate amount of any damages which such Investor has otherwise been required to pay in respect of such loss, claim, damage, liability or action or any substantially similar loss, claim, damage, liability or action arising from the sale of such Registrable Securities).

1.10 Participation in Underwritten Registrations. No Person may participate in any underwritten offering pursuant to this Agreement unless such Person (i) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements in customary form approved by the Persons entitled under this Agreement to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements; provided, that no Investor included in any underwritten offering shall be required to make any representations or warranties to the Company or the underwriters (other than representations and warranties regarding (A) such Investor’s ownership of its Registrable Securities to be sold in such offering, (B) such Investor’s power and authority to effect such Transfer and (C) such matters pertaining to such Investor’s compliance with securities laws as may be reasonably requested by the managing underwriter(s)) or to undertake any indemnification obligations to the Company or the underwriters with respect thereto, except to the extent otherwise provided in Section 1.9 hereof.

1.11 Rule 144 Reporting.

(a) With a view to making available the benefits provided by Rule 144 which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its commercially reasonable efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act and keep public information available at any time when the Company is subject to such reporting requirements. Upon request of an Investor, the Company will deliver to such Investor a written statement as to whether it has complied with such informational and reporting requirements and will, within the limitations of the exemptions provided by Rule 144 (as such rule may be amended from time to time) or any similar rule enacted by the SEC, instruct the transfer agent to remove the restrictive legend affixed to any Registrable Securities to enable such shares to be sold in compliance with Rule 144 (as such rule may be amended from time to time) or any similar rule enacted by the SEC.

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1.12 Miscellaneous.

(a) No Inconsistent Agreements. The Company represents and warrants that it has not entered into, and agrees that it will not enter into, any agreement with respect to its securities that violates or subordinates or is otherwise inconsistent with the rights granted to the Investors under this Agreement.

(b) DTC Eligibility. The Company shall use its commercially reasonable efforts to cause the Registrable Securities, concurrently with the registration of such Registrable Securities pursuant to this ARTICLE I, to be eligible for the depository and book-entry transfer services of The Depository Trust Company.

1.13 Subject to Transfer Restrictions. For the avoidance of doubt, any exercise by any Investor of its rights pursuant to this Agreement shall at all times be subject to the transfer limitations set forth in the Securities Purchase Agreement.

ARTICLE II

COVENANTS

2.1 Listing. The Company agrees to use commercially reasonable efforts to cause the Ordinary Shares to continue to be listed on The Nasdaq Capital Market or another U.S. national securities exchange.

2.2 Private Sale and Legends.

(a) Except as provided in the Securities Purchase Agreement, the Company agrees that nothing in this Agreement shall prohibit the Investors, at any time and from time to time, from selling or otherwise Transferring Ordinary Shares pursuant to a private sale or other transaction which is not registered pursuant to the Securities Act.

(b) At the request of an Investor and to the extent the Ordinary Shares or any Registrable Securities are subject to a restrictive legend, whether such securities are certificated or held in book-entry form, (i) the purchaser who takes ownership from an Investor holding any certificates for such Ordinary Shares shall be entitled to receive from the Company new certificates for the appropriate number of Ordinary Shares not bearing such legend (or the elimination or termination of such comparable notations or arrangements on securities held in book-entry form) and (ii) the Company shall use its commercially reasonable efforts to procure the cooperation of the Company’s transfer agent in removing such legend (or the elimination or termination of such notations or arrangements). If required by the Company or the Company’s transfer agent, the Investor shall deliver an opinion of its counsel that the restriction referenced in such legend (or such notations or arrangements) is no longer required in order to ensure compliance with the Securities Act.

ARTICLE III

MISCELLANEOUS

3.1 Term. This Agreement will be effective as of the date hereof and shall automatically terminate at such time as the Investors no longer Beneficially Own any Registrable Securities. If this Agreement is terminated pursuant to this Section 3.1, this Agreement shall become void and of no further force and effect, except for Section 1.6, the provisions set forth in this Article III and any confidentiality obligations pursuant to Sections 1.7(a)(v) and 1.7(a)(ix).

3.2 Notices.

(a) All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by overnight courier service, by email with receipt confirmed, or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties hereto at the following respective addresses (or at such other address for a party hereto as shall be specified in a notice given in accordance with this Section 3.2):

(i) if to any Investor, to the address for such Investor set forth on the signature pages hereto;

(ii) if to the Company:

VivoPower International PLC

[***]

Attn: [***], Chief Executive Officer

Email: [***]

with a copy to (which copy alone shall not constitute notice):

[***]

Attention: [***]

Email: [***]

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3.3 Investor Actions. Any determination, consent or approval of, or notice or request delivered by, or any similar action of, the Investors (each, an “Investor Action”) shall be made by, and shall be valid and binding upon, all Investors if made by holders of a majority of the Registrable Securities then Beneficially Owned by all Investors.

3.4 No Partnership. Nothing in this Agreement shall be taken to constitute a partnership between any of the parties to this Agreement or the appointment of the parties to this Agreement as agent for the others.

3.5 Amendments and Waivers. No provision of this Agreement may be amended, supplemented or modified except by a written instrument signed by all of the parties thereto. No provision of this Agreement may be waived except by a written instrument signed by the party against whom the waiver is to be effective. No failure or delay by any party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Law.

3.6 Assignment of Registration Rights. The rights of an Investor to registration of all or any portion of its Registrable Securities pursuant to this Agreement may be assigned by such Investor to any Permitted Transferee to the extent of the Registrable Securities Transferred as long as (i) such Investor, within ten (10) days after such Transfer, furnishes to the Company written notice of the Transfer to the Permitted Transferee and (ii) such Permitted Transferee agrees, following such Transfer, to be subject to all applicable restrictions and obligations set forth in this Agreement, and executes a customary joinder to this Agreement, in form and substance reasonably acceptable to the Company, in which case the applicable Permitted Transferee shall be the beneficiary to all rights of such Investor and subject to all restrictions and obligations applicable to such Investor pursuant to this Agreement, to the same extent as such Investor.

3.7 Assignment. Except as provided in Section 3.6 hereof, this Agreement shall not be assigned, in whole or in part, by operation of law or otherwise without the prior written consent of the parties hereto. Any attempted assignment in violation of this Section 3.7 shall be void. This Agreement shall be binding upon, shall inure to the benefit of, and shall be enforceable by the parties hereto and their successors and permitted assigns.

3.8 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced under any Law or as a matter of public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated by this Agreement is not affected in any manner materially adverse to any party hereto. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties hereto as closely as possible in a mutually acceptable manner in order that the transactions contemplated by this Agreement be consummated as originally contemplated to the greatest extent possible.

3.9 Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or other means of electronic transmission shall be as effective as delivery of a manually executed counterpart of this Agreement.

3.10 Entire Agreement. Except as otherwise expressly provided in this Agreement, this Agreement, the Securities Purchase Agreement, and the Warrant constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, between or on behalf of the Investors and/or their Affiliates, on the one hand, and the Company and/or its Affiliates, on the other hand, with respect to the subject matter hereof.

3.11 Governing Law; Waiver of Jury Trial. This Agreement will be governed by and construed in accordance with the laws of the England and Wales. The parties hereby irrevocably and unconditionally consent to submit to the exclusive jurisdiction of the state and federal courts located in England for any actions, suits or proceedings arising out of or relating to this Agreement and the transactions contemplated hereby. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

3.12 Specific Performance. (a) The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, (b) it is accordingly agreed that, without the necessity of posting bond or other undertaking, the parties hereto shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in accordance with this Agreement, this being in addition to any other remedy to which such party is entitled at law or in equity and (c) in the event that any Action is brought in equity to enforce the provisions of this Agreement, no party hereto shall allege that, and each party hereto hereby waives the defense or counterclaim that, there is an adequate remedy at law.

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3.13 No Third Party Beneficiaries. This Agreement is for the sole benefit of the parties hereto and their successors and permitted assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

3.14 Defined Terms. Capitalized terms when used in this Agreement have the following meanings:

“Action” means any claim, action, suit, arbitration or proceeding by or before any Governmental Authority, court, tribunal or arbitration body.

“Affiliate” means, with respect to any Person, any other Person that, at the time of determination, directly or indirectly through one or more intermediaries, Controls, is Controlled by or is under common Control with such Person; provided, that for the avoidance of doubt, the Company and the Investors shall not be deemed to be Affiliates of each other.

“Agreement” has the meaning set forth in the preamble.

“Automatic Shelf Registration Statement” means an “automatic shelf registration statement” as defined in Rule 405 under the Securities Act.

“Beneficial Owner,” “Beneficially Own” or “Beneficial Ownership” has the meaning assigned to such term in Rule 13d-3 under the Exchange Act, and a Person’s Beneficial Ownership of securities shall be calculated in accordance with the provisions of such Rule (in each case, irrespective of whether or not such Rule is actually applicable in such circumstance). In addition, a Person shall be deemed to be the Beneficial Owner of, and shall be deemed to Beneficially Own, and shall be deemed to have Beneficial Ownership of, any securities which are the subject of, or the reference securities for, or that underlie, any Derivative Instrument of such Person, with the number of securities Beneficially Owned being the notional or other number of securities specified in the documentation evidencing the Derivative Instrument as being subject to be acquired upon the exercise or settlement of the Derivative Instrument or as the basis upon which the value or settlement amount of such Derivative Instrument is to be calculated in whole or in part or, if no such number of securities is specified in such documentation, as determined by the board of the Company in its sole discretion to be the number of securities to which the Derivative Instrument relates.

“Business Day” means any day that is not a Saturday, a Sunday or other day on which commercial banks in the City of New York, New York are required or authorized by Law to remain closed.

“Company” has the meaning set forth in the preamble and includes the Company’s successors by merger, acquisition, reorganization or otherwise.

“Conversion Shares” has the meaning set forth in the Securities Purchase Agreement.

“Contract” means any contract, agreement, instrument, undertaking, indenture, commitment, loan, license, settlement, consent, note or other legally binding obligation (whether or not in writing).

“Control,” “Controlled” and “Controlling” means, with respect to any Person, the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise, and the terms “Controlled by” and “under common Control with” shall be construed accordingly.

“Controlled Affiliate” means any Affiliate of the specified Person that is, directly or indirectly, Controlled by the specified Person.

“Demand Registration” has the meaning set forth in Section 1.2(a).

“Demand Registration Request” has the meaning set forth in Section 1.2(a).

“Derivative Instrument” means any and all derivative securities (as defined under Rule 16a-1 under the Exchange Act) that increase in value as the value of any Equity Securities of the Company increases, including a long convertible security, a long call option and a short put option position, in each case, regardless of whether (i) such derivative security conveys any voting rights in any Equity Security, (ii) such derivative security is required to be, or is capable of being, settled through delivery of any Equity Security or (iii) other transactions that hedge the value of such derivative security.

“Encumbrance” means any mortgage, commitment, transfer restriction, deed of trust, pledge, option, power of sale, retention of title, right of pre-emption, right of first refusal, executorial attachment, hypothecation, security interest, encumbrance, claim, lien or charge of any kind, or an agreement, arrangement or obligation to create any of the foregoing.

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“Equity Securities” means any and all (i) shares, interests, participations or other equivalents (however designated) of capital stock or other voting securities of a corporation, any and all equivalent or analogous ownership (or profit) or voting interests in a Person (other than a corporation), (ii) securities convertible into or exchangeable for shares, interests, participations or other equivalents (however designated) of capital stock or voting securities of a corporation, and securities convertible into or exchangeable for any equivalent or analogous ownership (or profit) or voting interests in a Person (other than a corporation), and (iii) any and all warrants, rights or options to purchase any of the foregoing, whether voting or nonvoting, and, in each case, whether or not such shares, interests, participations, equivalents, securities, warrants, options, rights or other interests are authorized or otherwise existing on any date of determination; provided, that Equity Securities shall not include preference shares (or depositary shares representing interests in preference shares) that are not convertible or exchangeable for shares of common stock in a corporation.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any similar federal statute and the rules and regulations thereunder, as in effect from time to time.

“FINRA” means the Financial Industry Regulatory Authority, Inc.

“Governmental Authority” means any supranational, national, regional, federal, state, provincial, territorial, municipal or local court, administrative body or other governmental or quasi-governmental entity or authority or SRO with competent jurisdiction (including any arbitration panel or body) exercising legislative, judicial, regulatory or administrative functions of or pertaining to supranational, national, regional, federal, state, provincial, territorial, municipal or local government, including any department, commission, board, agency, bureau, subdivision, instrumentality or other regulatory, administrative, arbitral or judicial authority.

“Interruption Period” has the meaning set forth in Section 1.7(d).

“Investor” means each Person identified as an “Investor” on the signature pages hereto, any successor and any Permitted Transferee who becomes a party hereto pursuant to Section 3.6.

“Investor Action” has the meaning set forth in Section 3.3.

“Law” means any supranational, federal, state, local or foreign law (including common law), statute or ordinance, or any rule, regulation, or agency requirement of any Governmental Authority.

“Losses” has the meaning set forth in Section 1.9(a).

“Ordinary Shares” means the ordinary shares, nominal value $0.12 per share, of the Company.

“Other Stockholders” shall mean Persons who by virtue of agreements with the Company (other than this Agreement) are entitled to include their securities in any registration of the offer or sale of securities pursuant to the Securities Act.

“Permitted Transferees” means (i) an Investor and (ii) any Controlled Affiliate who holds at least 50,000 Registrable Securities.

“Person” means an individual, a partnership, a joint venture, a corporation, a limited liability company, a trust, an unincorporated organization or a government or department or agency thereof.

“Piggyback Registration” has the meaning set forth in Section 1.5(a).

“Piggyback Shelf Registration Statement” has the meaning set forth in Section 1.5(a).

“Piggyback Shelf Take-Down” has the meaning set forth in Section 1.5(a).

“Register,” “registered” and “registration” (regardless of case) refer to a registration effected by preparing and filing a Registration Statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such Registration Statement, and compliance with applicable state securities laws of such states in which an Investor notifies the Company of its or any other Investor’s intention to offer Registrable Securities.

“Registrable Securities” means (i) the Ordinary Shares; (ii) the Conversion Shares; (iii) the Warrant Shares; and (iv) any Equity Securities, including Ordinary Shares, issued or issuable directly or indirectly with respect to the Ordinary Shares, Conversion Shares or the Warrant Shares by way of share dividend or share split or in connection with a combination of shares, recapitalization, reclassification, merger, amalgamation, arrangement, consolidation or other reorganization. As to any particular securities constituting Registrable Securities, such securities will cease to be Registrable Securities when (x) they have been effectively registered or qualified for sale by a prospectus filed under the Securities Act and disposed of in accordance with the Registration Statement covering such securities or (y) they have been sold to the public through a broker, dealer or market maker pursuant to Rule 144 or other exemption from registration under the Securities Act. For purposes of this Agreement, a Person will be deemed to be a holder of Registrable Securities whenever such Person has the right to acquire directly or indirectly such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

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“Registration Expenses” has the meaning set forth in Section 1.8(a).

“Registration Statement” means the prospectus and other documents filed with the SEC to effect a registration under the Securities Act.

“Restricted Period Termination Date” means the first anniversary of the date hereof.

“Rule 144” means Rule 144 under the Securities Act or any successor or similar rule as may be enacted by the SEC from time to time, as in effect from time to time.

“SEC” means the United States Securities and Exchange Commission or any other federal agency administering the Securities Act.

“Securities Act” means the United States Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations thereunder, as in effect from time to time.

“Securities Purchase Agreement” has the meaning set forth in the recitals.

“Selling Expenses” means all underwriting discounts, fees, selling commissions and related out-of-pocket expenses of underwriters and such underwriters’ counsel expenses and transfer taxes applicable to the sale of Registrable Securities hereunder.

“Shelf Registration” means registering under the Securities Act an offering of securities to be made on a delayed or continuous basis pursuant to Securities Act Rule 415 or any successor rule thereto on a Shelf Registration Statement (or an existing Automatic Shelf Registration Statement or a prospectus supplement that shall be deemed to be part of an existing Automatic Shelf Registration Statement in accordance with Rule 430B under the Securities Act).

“Shelf Registration Statement” means a Registration Statement on Form F-3 or the then-appropriate form for an offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act or any successor rule thereto.

“Shelf Take-Down” has the meaning set forth in Section 1.1(d).

“SRO” means (i) any “self-regulatory organization” as defined in Section 3(a)(26) of the Exchange Act, (ii) any other United States or foreign securities exchange, futures exchange, commodities exchange or contract market or (iii) any other securities exchange.

“Transfer” or “Transferring” means (i) any direct or indirect sale, lease, assignment, Encumbrance, disposition or other transfer (by operation of law or otherwise), either voluntary or involuntary, or entry into any Contract, option or other arrangement or understanding with respect to any sale, lease, assignment, Encumbrance, disposition or other transfer (by operation of law or otherwise), of any Equity Security or (ii) to enter into any Derivative Instrument, swap or any other Contract, agreement, transaction or series of transactions that hedges or transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of any Equity Security, whether any such Derivative Instrument, swap, Contract, agreement, transaction or series of transactions is to be settled by delivery of securities, in cash or otherwise.

“Warrant Shares” has the meaning set forth in the Securities Purchase Agreement.

3.15 Further Assurances. Each of the parties (as reasonably requested by the other party) shall execute and deliver, or shall cause to be executed and delivered, such documents and other instruments and shall take, or shall cause to be taken, such further actions as may be reasonably required to carry out the provisions of this Agreement and give effect to the transactions contemplated by this Agreement.

[Signature page follows]

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IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first written above.

COMPANY:
VivoPower International PLC

By:	[***]
Name:	[***]
Title:	CEO

INVESTOR:
[***]
By:	[***]
Name:	[***]
Title:	[***]

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Annex A

Selling Shareholder Notice and Questionnaire

The undersigned beneficial owner of A ordinary shares (the “Registrable Securities”) of VivoPower International PLC (the “Company”) understands that the Company has filed or intends to file with the Securities and Exchange Commission (the “Commission”) a registration statement (the “Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement (the “Registration Rights Agreement”) to which this document is annexed. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

Certain legal consequences arise from being named as a selling shareholder in the Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling shareholder in the Registration Statement and the related prospectus.

NOTICE

The undersigned beneficial owner (the “Selling Shareholder”) of Registrable Securities hereby elects to include the Registrable Securities owned by it in the Registration Statement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

QUESTIONNAIRE

[***]

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